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                                                                   EXHIBIT 10(a)

                            INTEGRA BANK CORPORATION

                             EMPLOYEES' 401(K) PLAN

                               (2003 RESTATEMENT)

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                            INTEGRA BANK CORPORATION
                             EMPLOYEES' 401(K) PLAN

                                TABLE OF CONTENTS

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
ARTICLE I GENERAL PROVISIONS                                                                           1
     Section 1.01.   Designation and Purpose                                                           1
     Section 1.02.   Trust Agreement                                                                   1

ARTICLE II DEFINITIONS                                                                                 1
     Section 2.01.   Terms Defined                                                                     1
     Section 2.02.   Rules of Construction                                                            11

ARTICLE III ELIGIBILITY AND PARTICIPATION                                                             11
     Section 3.01.   Date of Participation                                                            11
     Section 3.02.   Completion of Forms by Participants and Beneficiaries and Alternate Payees       11
     Section 3.03.   Cessation of Participation                                                       12
     Section 3.04.   Omission of Eligible Employee                                                    12
     Section 3.05.   Inclusion of Ineligible Employee                                                 12

ARTICLE IV CONTRIBUTIONS                                                                              12
     Section 4.01.   TrustFund                                                                        12
     Section 4.02.   Elective Deferrals                                                               12
     Section 4.03.   Limitation on Elective Deferrals                                                 13
     Section 4.04.   Matching Contributions                                                           14
     Section 4.05.   Limitation on Matching Contributions and Voluntary Contributions                 15
     Section 4.06.   Profit Sharing Contributions                                                     18
     Section 4.07.   Rollover Contributions                                                           18
     Section 4.08.   Minimum Contribution Requirement                                                 18
     Section 4.09.   Nondiversion and Exclusive Benefit                                               19

ARTICLE V ACCOUNTING AND INVESTMENTS                                                                  19
     Section 5.01.   Participants' Accounts                                                           19
     Section 5.02.   Separate Investment Funds                                                        20
     Section 5.03.   Valuation Standards                                                              20
     Section 5.04.   General Method of Determining Values of Participants' Accounts                   20
     Section 5.05.   Allocation of Earnings to Accounts                                               20
     Section 5.06.   Crediting of Contributions and Forfeitures to Particular Funds                   21
     Section 5.07.   Transfers Among Funds                                                            21
     Section 5.08.   Investment Discretion of Beneficiaries and Alternate Payees                      21

ARTICLE VI VESTING AND FORFEITURE                                                                     21
     Section 6.01.   Nonforfeitability                                                                21
     Section 6.02.   Vested Interests                                                                 21
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
     Section 6.03. Vesting of Profit Sharing Account                                                  21
     Section 6.04. Forfeitures                                                                        22

ARTICLE VII BENEFITS                                                                                  22
     Section 7.01.   General                                                                          22
     Section 7.02.   Termination and Disability Benefits                                              23
     Section 7.03.   Death Benefits                                                                   23
     Section 7.04.   Payment of Small Accounts                                                        23
     Section 7.05.   Permitted Withdrawals from Voluntary Account                                     23
     Section 7.06.   Other Distribution Rules Imposed by Federal Law                                  23
     Section 7.07.   Beneficiaries                                                                    25
     Section 7.08.   Effect of Government Regulation on Payment of Benefits                           26
     Section 7.09.   Inalienability of Benefits                                                       26
     Section 7.10.   Payments for Benefit of Incompetents                                             26
     Section 7.11.   Qualified Domestic Relations Orders                                              26
     Section 7.12.   Direct Rollovers                                                                 26

ARTICLE VIII ADMINISTRATION                                                                           26
     Section 8.01.   Administrator                                                                    26
     Section 8.02.   Correction of Defects                                                            26
     Section 8.03.   Reliance upon Legal Counsel                                                      27
     Section 8.04.   Expenses                                                                         27
     Section 8.05.   Powers and Duties of Plan Administrator                                          27
     Section 8.06.   Matters Specifically Excluded from Jurisdiction                                  27
     Section 8.07.   Investment Manager                                                               28

ARTICLE IX CLAIMS PROCEDURES                                                                          28
     Section 9.01.   Presentation of Claims                                                           28
     Section 9.02.   Denial of Claim                                                                  28
     Section 9.03.   Claimant's Right to Appeal Denial of Claim                                       29

ARTICLE X LIMITATIONS ON RIGHTS OF EMPLOYEES AND OTHER PERSONS                                        30
     Section 10.01.  In General                                                                       30
     Section 10.02.  No Increase or Impairment of Other Rights                                        30
     Section 10.03.  Trust Sole Source of Benefits                                                    30
     Section 10.04.  Other Limitations of Liability                                                   30

ARTICLE XI PROVISIONS DESIGNED TO COMPLY WITH LIMITATIONS ON CONTRIBUTIONS AND OTHER ADDITIONS        30
     Section 11.01.  Purpose and Construction of This Article                                         30
     Section 11.02.  General Statement of Limitation                                                  30
     Section 11.03.  Adjustments to Allocation of Contributions                                       30

ARTICLE XII AMENDMENT AND TERMINATION OF PLAN                                                         31
     Section 12.01.  Amendments in General                                                            31
     Section 12.02.  Amendments Necessary to Bring Plan into Compliance with the Code
                     and ERISA                                                                        31
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
     Section 12.03.  Amendments to Vesting Provisions                                                 32
     Section 12.04.  Termination of Plan                                                              32
     Section 12.05.  Effect of Termination on Trust                                                   32
     Section 12.06.  Payment of Benefits upon Termination                                             32
     Section 12.07.  Post-Termination Powers of Trustees, Plan Administrator,
                     Company, and Employer                                                            33

ARTICLE XIII PROVISIONS RELATING TO TOP-HEAVY PLAN                                                    33
     Section 13.01.  Construction of this Article                                                     33
     Section 13.02.  Top-Heavy Determination                                                          33
     Section 13.03.  Special Rules Relating to Determination of Top-Heavy Status                      34

ARTICLE XIV MISCELLANEOUS PROVISIONS                                                                  34
     Section 14.01.  Merger, Consolidation, or Transfer of Assets or Liabilities                      34
     Section 14.02.  No Duplication of Benefits                                                       35
     Section 14.03.  Named Fiduciaries                                                                35
     Section 14.04.  Bonding                                                                          35
     Section 14.05.  Qualified Military Service                                                       35
     Section 14.06.  Transfer of Benefits                                                             35
     Section 14.07.  Transfers From Merged Plans                                                      35

ARTICLE XV EGTRRA AMENDMENTS                                                                          36
     Section 15.01.  General                                                                          36
     Section 15.02.  Limitations On Contributions                                                     36
     Section 15.03.  Increase In Compensation Limit                                                   37
     Section 15.04.  Modification of Top-Heavy Rules                                                  37
     Section 15.05.  Direct Rollovers of Plan Distributions;                                          38
     Section 15.06.  Rollovers Disregarded In Involuntary Cashouts                                    39
     Section 15.07.  Repeal of Multiple Use Test                                                      39
     Section 15.08.  Elective Deferrals -- Contribution Limitation                                    39
     Section 15.09.  Catch-Up Contributions                                                           39
     Section 15.10.  Distribution Upon Severance of Employment                                        39

ARTICLE XVI SAFE HARBOR PROVISIONS                                                                    40
     Section 16.01.  Safe Harbor Elective Deferrals                                                   40
     Section 16.02.  Safe Harbor Matching Contributions                                               40
     Section 16.03.  Top-Heavy Requirements                                                           40
     Section 16.04.  Notice                                                                           40

ARTICLE XVII MINIMUM DISTRIBUTION REQUIREMENTS EFFECTIVE JANUARY 1, 2002                              40
     Section 17.01.  General Rules                                                                    40
     Section 17.02.  Time and Manner of Distribution                                                  41
     Section 17.03.  Required Minimum Distributions During Participant's Lifetime                     41
     Section 17.04.  Required Minimum Distributions After Participant's Death                         42
     Section 17.05.  Definitions                                                                      43
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                            INTEGRA BANK CORPORATION
                             EMPLOYEES' 401(K) PLAN

                                    ARTICLE I
                               GENERAL PROVISIONS

      Section 1.01. Designation and Purpose. This Plan is a continuation and complete restatement of the Integra Bank Corporation Employees' 401(k) Plan. The effective date of the Plan, as restated and amended, is January 1, 2003, except as otherwise provided in the Plan. For the purpose of Code subparagraph 401(a)(27)(B), the Plan is designated a profit sharing plan. The purposes of the Plan are to assist Eligible Employees in the accumulation of funds for retirement, to encourage Eligible Employees to save, and to enhance the interest of Eligible Employees in the efficient and successful operation of the Employer. The Plan is designed to meet the requirements of Code subsections 401(a), 401(k), 401(m) and 501(a) and the requirements of ERISA.

      Section 1.02. Trust Agreement. Effective as of the date of its execution, the Company entered into a Trust Agreement with Integra Bank, N.A. as Trustee, providing for a trust to support and implement the operation of the Plan. The Trust Agreement, as restated or amended from time to time, is part of this Plan.

                                   ARTICLE II
                                   DEFINITIONS

      Section 2.01. Terms Defined. As used in the Plan, the following words and phrases, when capitalized, have the following meanings, except when used in a context that plainly requires a different meaning:

      "Account" means the record of a Participant's interest in the Trust
Assets.

      "Aggregation Group" means a Required Aggregation Group or a Permissive Aggregation Group.

      "Alternate Payee" means an "alternate payee" as defined in Code paragraph 414(p)(8) who is entitled to receive benefits under the Plan.

      "Annual Addition" means, with respect to a Participant for a Plan Year, the sum of the following amounts credited to the Participant's accounts in the Plan and in any other defined contribution plan maintained by the Employer for the Plan Year: Employer contributions; Employee contributions (other than Rollover Contributions); forfeitures; amounts allocated to an individual medical account, as defined in Code paragraph 415(1)(2), that is part of a pension annuity plan maintained by the Employer; and amounts derived from contributions that are attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee, under a welfare benefit fund, as defined in Code subsection 4 19(e), maintained by the Employer.

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      "Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity or, if the benefit is not payable in the form of an annuity, the first day on which all events have occurred that entitle the Participant to the benefit.

      "Beneficiary" means the person or persons designated pursuant to Section
7.07 to receive benefits under the Plan after a Participant's death.

      "Board of Directors" means the Company's Board of Directors.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, and interpretive rules and regulations.

      "Company" means Integra Bank Corporation.

      "Company Stock" means a qualifying employer security, as defined in ERISA section 407(d)(5), issued by the Company.

      "Compensation" means, with respect to an Employee for a Plan Year, the Employee's wages, as defined in Code subsection 340 1(a), and all other payments of compensation by the Employer in the course of the Employer's trade or business for a Plan Year for which the Employer is required to furnish the Employee a written statement under Code sections 604 1(d), 6051 (a)(3) and 6052. "Compensation" is determined without regard to any rules under Code subsection 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed, such as the exception for agricultural labor in Code paragraph 3401 (a)(2). "Compensation" also includes Elective Employer Contributions for the Plan Year, amounts contributed or deferred by the Employer for the Plan Year at the election of the Employee that are excluded from the Employee's gross income under Code section 125 or 457, and qualified parking fringe benefits described in Code subsection 132(f). Notwithstanding the preceding provisions of this paragraph, "Compensation" does not include, whether or not includable in the Employee's gross income, reimbursements or expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation or welfare benefits. Notwithstanding the preceding provisions of this paragraph, compensation received by an Employee before he becomes a Participant will not be considered "Compensation."

      "Continuous Service~~ means the aggregate period of time during which the employment relationship exists between an Employee and the Employer, determined as follows:

            (1) The period of time beginning on the date an Employee first performs an Hour of Service and ending on the Employee's Severance from Service date.

            (2) Any Period of Severance by reason of a quit, discharge or retirement, of less than 12 months; provided, however, that if an Employee is absent from service for a reason other than a quit, discharge, or retirement and subsequently incurs a Severance from Service as a result of a quit, discharge, or retirement, the Period of Severance shall be credited only if the Employee returns to the Employer's service on or before the first anniversary of the date the Employee was first absent from service.

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            (3) Any period of time beginning on the date the Employee first performs an Hour of Service after a Period of Severance and ending on the date the Employee again incurs a Severance from Service.

            (4) For purposes of aggregating periods of Continuous Service, 12 months of completed service shall equal one year of Continuous Service, and 30 days of completed service shall equal one month of Continuous Service.

            (5) For purposes of this Subsection, with respect to a Related Employer that adopts the Plan after July 1, 1997, any period of time with the Related Employer before it becomes a Related Employer is considered a period of time with the Employer.

      "Contribution Percentage" means, with respect to a specified group of Participants for a Plan Year, the average of the Contribution Ratios for the Participants in that group, calculated to the nearest one-hundredth of one percent.

      "Contribution Ratio" means, with respect to a Participant for a Plan Year, the ratio of (1) to (2), calculated to the nearest one-hundredth of one percent, where (1) is the sum of (A) Matching Contributions, (B) Voluntary Contributions, and (C) Elective Deferrals treated as matching contributions pursuant to paragraph l.401(m)-1(b)(2) of the federal income tax regulations paid to the Trust on behalf of the Participant for the Plan Year and (2) is the Participant's Regulatory Compensation for the Plan Year. In determining Contribution Ratios, the following rules shall apply:

            (1) Matching Contributions that are used to meet the requirements of Code subparagraph 401 (k)(3)(A) shall be disregarded;

            (2) A Matching Contribution shall be taken into account for a Plan Year only if it is made on account of the Employee's Elective Deferrals for the Plan Year, allocated to the Employee's Matching Account as of a date within the Plan Year, and paid to the Trust not later than 12 months after the Plan Year for which it is made.

            (3) All Matching Contributions made under the Plan and any other plan aggregated with it for purposes of Code paragraph 401 (a)(4) and Code subsection 410(b) (other than Code clause 41 0(b)(2)(A)(ii)) are treated as made under the Plan. If the Plan and any other plan are permissively aggregated for purposes of Code subsection 401(m), the aggregated plans must separately satisfy Code paragraph 401 (a)(4) and Code subsection 4 10(b) as though they were a single plan.

            (4) In determining the Contribution Ratio for a Highly Compensated Participant, all Retirement Plans to which matching contributions are made and in which the Highly Compensated Participant is eligible to participate (other than plans that may not be permissively aggregated with this Plan) will be considered, together with this Plan, to be a single plan.

      "Deferral Percentage" means, with respect to a specified group of Participants, the average of the Deferral Ratios for the Participants in that group, calculated to the nearest one-hundredth of one percent.

                                      -3-
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      "Deferral Ratio" means, with respect to a Participant for a Plan Year, the ratio of(l) to (2), calculated to the nearest one-hundredth of one percent, where (1) is the Elective Deferrals paid to the Trust on behalf of the Participant for the Plan Year and (2) is the Participant's Regulatory Compensation for the Plan Year. In determining Deferral Ratios, the following rules will apply:

            (1) Elective Deferrals that are used to meet the requirements of Code paragraph 401(m)(2) will be disregarded.

            (2) An Elective Deferral will be taken into account for a Plan Year only if it relates to Compensation that would have been received by the Participant in the Plan Year, but for the election to defer it, is allocated to the Participant's Elective Deferral Account as of a date within the Plan Year and is paid to the Trust not later than 12 months after the Plan Year for which it is made.

            (3) All elective employee pre-tax contributions made under the Plan and any other plan aggregated with it for purposes of Code paragraph 401(a)(4) and Code subsection 410(b) (other than clause 41 0(b)(2)(A)(ii)) are treated as made under the Plan. If the Plan and any other plan are permissively aggregated for purposes of Code subsection 401(k), the aggregated plans must separately satisfy Code paragraph 401 (a)(4) and Code subsection 4 10(b) as though they were a single plan.

            (4) In determining the Deferral Ratio for a Highly Compensated Participant, all cash or deferred arrangements in Retirement Plans in which the Highly Compensated Participant is eligible to participate (other than arrangements that may not be permissively aggregated with the arrangement under this Plan) will be considered, together with the arrangement under this Plan, to be a single cash or deferred arrangement.

      "Determination Date" means, for purposes of determining whether a Plan is a Top-Heavy Plan for a Plan Year, the last day of the preceding Plan Year.

      "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

      "Disabled" means, with respect to an Employee, an Employee who is eligible to receive disability benefits under the Employer's long-term disability plan. The term "Disability" means the condition that causes the Employee to become a Disabled Employee.

          "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee~ s surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is an Alternate Payee are Distributees with regard to the interest of the Spouse or former Spouse.

      "Elective Deferral" means a contribution made on behalf of a Participant pursuant to Section 4.02.

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      "Elective Deferral Account" means a Participant's Account attributable to
Elective Deferrals and Qualified Nonelective Contributions, including Qualified Nonelective Contributions made under prior versions of the Plan.

      "Elective Employer Contributions" means "elective deferrals" as defined in Code paragraph 402(g)(3).

      "Eligible Employee" means an Employee who receives compensation from the Employer that the Employer initially reports on a federal wage and tax statement (Form W-2), and is not classified as a "temporary" or "on-call" Employee in accordance with the Employer's written policies. An Employee who, on January 31, 2001, is employed by Webster Bancorp, Inc. or its subsidiaries, is not considered an Eligible Employee before April 1, 2001.

      "Eligible Retirement Plan" means an individual retirement account described in Code subsection 408(a), an individual retirement annuity described in Code subsection 408(b), an annuity plan described in Code subsection 403(a), or a qualified trust described in Code subsection 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

      "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary, or for a specified period of 10 years or more; any distribution to the extent the distribution is required under Code paragraph 401 (a)(9); the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities); and, effective January 1, 1999, any hardship distribution described in Code subclause 401 (k)(2)(B)(i)(IV).

      "Employee" means any person employed by the Employer. For purposes of crediting service for eligibility to participate and, except as otherwise provided, for purposes of the rules set out in Articles XI and XIII, the term "Employee" includes a "leased employee"; provided, however, that an individual will not become a Participant unless he is an Employee without regard to this sentence. For the purpose of this Subsection, a "leased employee" is any person who performs services for another person, the "recipient," but who is not an employee of the recipient, if (I) the services are provided pursuant to an agreement between the recipient and any other person, (2) the person has performed the services for the recipient (or for the recipient and related persons) on a substantially full-time basis for a period of at least one year, and (3) the services are performed under the primary direction and control of the recipient. A leased employee will not be considered an employee of the recipient if:

            (1) the leased employee is covered by a money purchase pension plan providing:

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                  (A) a non-integrated employer contribution rate of at least compensation, as defined in Code paragraph 415(c)(3), but including amounts contributed pursuant to a salary redirection agreement that are excludable from the Employee's gross income under Code section 125, 402(a)(8), 402(h) or 403(b),

                  (B) Immediate participation, and

                  (C) full and immediate vesting; and

            (2) leased employees do not constitute more than 20% of the recipient's non-highly compensated workforce.

      "Employer" means the Company, Integra Bank, NA, and any Related Employer that adopts the Plan. For purposes of crediting service for eligibility to participate and, except as otherwise provided, for purposes of the rules set out in Articles Xl and XIII, the term "Employer" includes any Related Employer.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and interpretive rules and regulations.

      "Fund" means a fund described in or established pursuant to Section 5.02.

      "Highly Compensated Participant" means, with respect to a Participant for a Plan Year, a Participant who is a highly compensated active Employee or highly compensated former Employee for the Plan Year.

            (1) A highly compensated active Employee for a Plan Year includes an Employee who performs services for the Employer during the Plan Year and who (A) is a 5% owner for that Plan Year or was a 5% owner for the prior Plan Year or (B) for the prior Plan Year received Regulatory Compensation in excess of $80,000 (as adjusted pursuant to Code subsection 415(d)).

            (2) A highly compensated former Employee for a Plan Year includes any Employee who terminated employment (or was deemed to have terminated employment) prior to the Plan Year, performs no service for the Employer during the Plan Year, and was a highly compensated active Employee for either the Plan Year during which he terminated employment or any Plan Year ending on or after the Employee's 55th birthday.

          "Hour of Service" means each hour for which an Employee is entitled to credit under this Subsection.

            (1) An Employee is entitled to credit for each hour for which he is paid, or entitled to payment, for the performance of duties for the Employer. Subject to the provisions of Paragraph (5), an Hour of Service described in this Paragraph will be credited to an Employee for the computation period in which the duties are performed.

            (2) An Employee is entitled to credit for each hour for which he is paid, or entitled to payment, by the Employer for a period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence; provided, however, that no Hours of Service will be credited under this Paragraph if payment is made or due solely to reimburse an Employee for medical or medically related expenses or solely for the purpose of complying with applicable workers' compensation, unemployment compensation, or disability insurance laws. No more than 501 Hours of Service will be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not this period occurs in a single Plan Year) unless the Hours of Service are credited pursuant to Paragraph (4). Subject to the provisions of Paragraph (5), an Hour of Service credited to an Employee pursuant to this Paragraph will be credited to the computation period or periods during which no duties are performed.

            (3) An Employee is entitled to credit for each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hour of Service will not be credited under Paragraph (1) or Paragraph (2), as the case may be, and under this Paragraph. An Hour of Service described in this Paragraph will be credited to the computation period or periods to which the award or agreement for back pay pertains, rather than to the computation period in which the award, agreement, or payment is made.

            (4) For eligibility and vesting purposes only, "Hours of Service" will be credited to an Employee for military leave for training or service, or both, if that Employee is entitled to be credited for his period of military leave upon his reemployment with the Employer under applicable federal law. An Employee will be credited with 190 Hours of Service for each month of military leave.

            (5) All regulations promulgated by the U.S. Secretary of Labor or his delegate applicable to the computation and crediting of Hours of Service under ERISA, including 29 C.F.R. Section 2530.200b-2, are incorporated as part of the Plan. The provisions of the Plan are intended to comply with the regulations and will be construed and applied to effect compliance.

      "Key Employee" means the following:

            (1) Any Employee or former Employee (including a Beneficiary of the Employee or former Employee) who at any time during the Plan Year or any of the 4 preceding Plan Years is included in a classification described in Paragraph (2), determined in accordance with the rules of Code paragraph 41 6(i)(1).

            (2) The following are Key Employee classifications:

                  (A) an officer of the Employer having an annual Regulatory
            Compensation greater than 50% of the amount in effect under Code subparagraph 41 5(b)(l)(A) for the Plan Year;

                  (B) one of the 10 Employees having an annual Regulatory
            Compensation from the Employer of more than the limitation in effect under Code subparagraph 415(c)(1)(A) and owning (or considered as owning within the meaning of Code section 318) the largest interests of the Employer;

                  (C) a person owning (or considered as owning within the
            meaning of Code section 318) more than 5% of the outstanding stock of the Employer or stock possessing more than 5% of the total combined voting power of all stock of the Employer; or

                  (D) a person who has an annual Regulatory Compensation from the Employer of more than $150,000 and who would be described in Subparagraph (C) if 1% were substituted for 5%.

      "Matching Account" means a Participant's Account attributable to Matching Contributions.

      "Matching Contribution" means a contribution made on behalf of a Participant pursuant to Section 4.04.

      "Non-Highly Compensated Participant" means an active Participant who is not a Highly Compensated Participant.

      "Non-Key Employee" means any Employee (including a Beneficiary of the Employee) who is not a Key Employee.

      "Participant" means an Employee or former Employee who has satisfied the participation requirements of Section 3.01 and has not ceased to be a Participant pursuant to Section 3.03.

      "Period of Severance" means a period of time that begins on the Severance from Service date and ends on the date on which an Employee again performs an Hour of Service.

      "Permissive Aggregation Group" is any group of Retirement Plans selected by the Employer that includes those Retirement Plans in the Required Aggregation Group, if the group meets the requirements of Code sections 401 (a)(4) and 410.

      "Plan" means this instrument, as amended from time to time, and the employee benefit plan so established.

      "Plan Administrator" means the entity designated in Section 8.01. The "Plan Administrator" is the administrator of the Plan within the meaning of ERISA paragraph 3(1 6)(A).

      "Plan Year" means the period beginning on each January 1 and ending on the following December 31.

      "Profit Sharing Account" means a Participant's Account attributable to profit sharing contributions made prior to 1994 and Profit Sharing Contributions.

      "Profit Sharing Contribution" means a profit sharing contribution made pursuant to Section 4.06.

      "Qualified Domestic Relations Order" means a "qualified domestic relations order" as defined in Code subsection 414(p).

      "Qualified Nonelective Contribution" means a discretionary Employer contribution made on behalf of a Participant pursuant to Subsection 4.03(b) that satisfies the requirements imposed by Treasury regulation section 1.401(k)- 1
(b)(5).

      "Regulatory Compensation" means, with respect to an Employee for a Plan Year, the Employee's wages, as defined in Code subsection 340 1(a), and all other payments of compensation by the Employer in the course of the Employer's trade or business for a Plan Year for which the Employer is required to furnish the Employee a written statement under Code sections 6041(d), 6051 (a)(3) and 6052. "Regulatory Compensation" is determined without regard to any rules under Code subsection 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed, such as the exception for agricultural labor in Code paragraph 340 1(a)(2). "Regulatory Compensation" also includes Elective Employer Contributions for the Plan Year and amounts contributed or deferred by the Employer for the Plan Year at the election of the Employee that are excluded from the Employee's gross income under Code section 125 or 457. For limitation years beginning on or after January 1, 2001, Regulatory Compensation paid or made available during such limitation years shall include elective amounts that are not includable in the gross income of the Participant by reason of Code section 132(f)(4).

      "Related Employer" means any employer that, together with the Employer, is a member of a controlled group of corporations, a trade or business under common control, or a member of an affiliated service group, as determined under Code subsections 414(b), (c), (IN), and (o). In determining whether an Employer is a member of a controlled group for purposes of Article XI, the rules of Code subsections 4 14(b) and (c) will be applied as modified by Code subsection 415(h).

      "Required Aggregation Group" means a group of Retirement Plans comprising:

            (1) each Retirement Plan of the Employer, including any terminated Retirement Plan, in which a Key Employee has been a Participant in the Plan Year containing the Determination Date or any of the 4 preceding Plan Years;

            (2) each other Retirement Plan of the Employer that has enabled a Retirement Plan described in Paragraph (1) to meet the requirements of Code section 401 (a)(4) or 410 during the period described in Paragraph
      (1).

      "Retirement Plan" means a retirement program of the Employer intended to qualify under Code subsection 40 1(a).

      "Rollover Account" means a Participant's Account attributable to Rollover Contributions.

      "Rollover Contribution" means a contribution made by an Eligible Employee pursuant to Section 4.07.

      "Secretary" means the U.S. Secretary of Treasury or his delegate.

      "Severance from Service" occurs on the earlier of the following two dates:

            (1) The date the Employee quits, is discharged, retires or dies; or

            (2) The later of:

                  (A) the first anniversary of the first day the Employee is absent from the service of the Employer for a reason not enumerated in Paragraph (1);

                  (B) the expiration of an authorized leave of absence, provided the Employee does not return to the service of the Employer within 10 days following the expiration of the leave of absence;

                  (C) in the case of an absence due to maternity or paternity leave for reason of the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of the child by the Employee, or the caring for a child for a period immediately following birth or placement, the second anniversary of the date the absence commences; or

                  (D) any period of military service in the Armed Forces of the
            United States required to be credited by law; provided, however, that the Employee does not return to the service of the Employer within the period the Employee's reemployment rights are protected by law.

      "Spouse" means a person legally married to a Participant. Except as otherwise required by ERISA or the Code, neither common law marriage nor any similar relationship will be recognized as marriage for purposes of the Plan. A former Spouse will also be considered a Spouse to the extent provided under a Qualified Domestic Relations Order.

      "Top-Heavy Group" means an Aggregation Group described in Subsection 13.02(b).

      "Top-Heavy Plan" means a Retirement Plan described in Subsection 13.02(a).

      "Trust" means the trust established by the Company under the Plan.

      "Trust Agreement" means the agreement between the Company and the Trustee establishing the Trust to implement and support the operation of the Plan.

      "Trust Assets" means the assets of the Trust regardless of the Fund in which those assets are invested.

      "Trustee" means the original trustee of the Trust and any person becoming successor trustee of the Trust.

      "Valuation Date" means each business day.

      "Voluntary Account" means a Participant's Account attributable to Voluntary Contributions.

      "Voluntary Contribution" means a voluntary, non-deductible contribution made by a Participant prior to July 1, 2000.

      Section 2.02. Rules of Construction. The following rules of construction will govern in interpreting the Plan:

      (a) In resolving any conflict between provisions of this Plan and in resolving any other uncertainty as to the meaning or intention of any provision of this Plan, the interpretation that will prevail is the interpretation that
(1) causes the Plan to constitute a qualified plan under the provisions of Code section 401, with the contributions of the Employer to the Trust as items deductible by the Employer from net income for federal income tax purposes, (2) causes the Plan to contain a qualified cash or deferred arrangement described in Code subsection 40 1(k), and (3) causes the Plan to comply with all applicable requirements of ERISA.

      (b) Other than as specified in Subsection (a), the provisions of this Plan will be construed and governed in all respects under and by the internal laws of the State of Indiana.

      (c) Words used in the masculine gender will be construed to include the feminine gender, where appropriate.

      (d) Words used in the singular will be construed to include the plural, where appropriate, and vice versa.

      (e) The headings and subheadings in the Plan are inserted for convenience of reference only and are not to be considered in the construction of any provision of the Plan.

      (f) If any provision of this Plan is held to violate the Code or ERISA or to be illegal or invalid for any other reason, that provision will be deemed to be null and void, but the invalidation of that provision will not otherwise impair or affect the Plan.

                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION

      Section 3.01. Date of Participation. An Employee will begin participation in the Plan immediately upon becoming an Eligible Employee.

      Section 3.02. Completion of Forms by Participants and Beneficiaries and Alternate Payees. Each Participant, Beneficiary and Alternate Payee will complete any forms and furnish any proofs or information required by the Plan Administrator.

      Section 3.03. Cessation of Participation. A Participant will cease to be a Participant on the date as of which (a) he is no longer an Eligible Employee and
(b) all of his vested Accounts have been distributed.

      Section 3.04. Omission of Eligible Employee. If, in any Plan Year, any Eligible Employee who should be included as a Participant in the Plan is erroneously omitted, and discovery of the omission is not made until after a contribution by the Employer for the Plan Year has been made, the Employer will make a contribution with respect to the omitted Eligible Employee in the amount that the Employer would have contributed on his behalf had he not been omitted. The contribution will be made whether or not it is deductible in whole or in part in any taxable year. For this purpose, the amount of Elective Deferrals that the Employer would have contributed on behalf of an Eligible Employee for a Plan Year had he not been omitted will be equal to the Deferral Percentage for the group of Highly Compensated Participants or Nonhighly Compensated Participants to which the Participant belongs for the Plan Year.

      Section 3.05. Inclusion of Ineligible Employee. If, in any Plan Year, any Employee who should not have been included as a Participant in the Plan is erroneously included, and discovery of the inclusion is not made until after a contribution by the Employer for the Plan Year has been made, the Employer will not be entitled to recover the contribution made with respect to the ineligible Employee whether or not a deduction is allowable with respect to the contribution. The amount contributed with respect to the ineligible Employee will be treated as though it were an excess Annual Addition and either returned to the ineligible Employee or reallocated among the Accounts of Participants entitled to a contribution for the Plan Year in which the erroneous error is discovered, in the manner described at Section 11.03.

                                   ARTICLE IV
                                  CONTRIBUTIONS

      Section 4.01. Trust Fund. All contributions under the Plan will be paid or transferred to the Trustee to be held, managed, invested, and distributed in accordance with the provisions of the Plan and Trust Agreement. All benefits under the Plan will be distributed solely from the Trust Assets, and the Employer will have no liability for those benefits.

      Section 4.02. Elective Deferrals. An active Participant may elect to have Elective Deferrals made to the Plan as follows:

      (a) Pursuant to Section 15.08 of the Plan, a Participant may elect to have Elective Deferrals made on his behalf by entering into a written salary redirection agreement with the Employer that authorizes payroll deductions; provided, however, that any election will be subject to reduction by the Plan Administrator in accordance with Section 4.03.

      (b) A Participant's election to make or change the rate of Elective Deferrals will become effective as soon as administratively feasible after the date on which a completed salary redirection agreement is received by the Plan Administrator. A Participant may discontinue his Elective Deferrals any time by giving written notice to the Plan Administrator. No election to make, discontinue, or change the rate of Elective Deferrals will be given retroactive effect.

      (c) A Participant who discontinues his Elective Deferrals during a Plan Year may not enter into a new salary redirection agreement with the Employer that will become effective before the first day of the next Plan Year. A Participant who receives a hardship distribution as described in Treasury regulation section 1.401(k)-i (d)(2)(iv)(B) from any other Retirement Plan may not have Elective Deferrals made to the Plan for twelve months following receipt of the hardship distribution.

      (d) A former Eligible Employee who again becomes an Eligible Employee and who is or becomes a Participant upon reemployment may elect to have Elective Deferrals made on his behalf by signing and delivering to the Plan Administrator a salary redirection agreement, in which case the election will be given effect as soon as administratively feasible.

      (e) Elective Deferrals will be paid in cash to the Trustee by the Employer within a reasonable period after they are withheld from a Participant's pay and in no event later than the 15~ business day of the month following the month in which they were withheld.

      (f) Elective Deferrals made on behalf of a Participant with respect to a Plan Year will be allocated to the Participant's Elective Deferral Account as of the earlier of the date on which they are contributed to the Trust or the last day of the Plan Year.

      (g) The Plan Administrator may establish additional nondiscriminatory rules and procedures governing the manner and timing of a Participant's elections to make, change, or discontinue Elective Deferrals, provided that the rules and procedures are consistent with the Plan.

      Section 4.03. Limitation on Elective Deferrals. Except as otherwise provided in Article XVI of the Plan, the amount of Elective Deferrals made on behalf of Participants will be subject to the following limitations:

      (a) Elective Deferrals made on behalf of Highly Compensated Participants for a Plan Year will not result in a Deferral Percentage for Highly Compensated Participants that exceeds both:

            (1) 1.25 times the Deferral Percentage for Non-Highly Compensated Participants for the prior Plan Year; and

            (2) the lesser of (A) two times the Deferral Percentage for Non-Highly Compensated Participants for the prior Plan Year or (B) two percentage points more than the Deferral Percentage for Non-Highly Compensated Participants for the prior Plan Year.

In determining the Deferral Percentage for a group for a Plan Year, all "eligible employees" will be taken into account. For this purpose, an "eligible employee" for a Plan Year is any Employee who is directly or indirectly eligible to make an Elective Deferral for all or a portion of the Plan Year and includes an Employee who would be eligible to make an Elective Deferral but for his failure to make an election pursuant to Section 4.02 or his hardship withdrawal under another Retirement Plan, or because the Elective Deferral would cause the limitation of Article XI to be exceeded.

(b) At such times as it deems advisable, the Plan Administrator will evaluate the Plan's operation to assure that Elective Deferrals elected by Highly Compensated Participants do not cause the limitations of Subsection (a) to be exceeded. The Employer, in its sole discretion, may make a Qualified Nonelective Contribution to the Elective Deferral Accounts of active Participants who are Non-Highly Compensated Participants, allocated among those Accounts in proportion to those Participants' relative Compensation for the Plan Year that is paid on or after the date they become Participants, to assist the Plan in satisfying the limitations of Subsection (a). Any Qualified Nonelective Contribution made shall satisfy the conditions set forth in 26 C.F.R. Section
1.40 1(k)-1(b)(5). To the extent that Highly Compensated Participants' Elective Deferrals would, if carried out, cause the limitations of Subsection (a) to be exceeded, the following provisions will apply:

            (1) The Deferral Ratio of the Highly Compensated Participant with the highest Deferral Ratio will be reduced to the higher of (A) the Deferral Ratio necessary to enable the Plan to satisfy the limitations of Subsection (a) or (B) the Deferral Ratio of the Highly Compensated Participant with the next highest Deferral Ratio. The foregoing process will be repeated until the limitations of Subsection (a) are satisfied. The portion of any Elective Deferral that has been contributed to the Plan and is attributable to a reduction in a Participant's Deferral Ratio pursuant to this Paragraph will be regarded as an excess Elective Deferral.

            (2) The total dollar amount of excess Elective Deferrals will be allocated to one or more Highly Compensated Participants by reducing the Elective Deferrals of the Highly Compensated Participant with the highest dollar amount of Elective Deferrals by the lesser of (A) the amount required to cause that Participant's Elective Deferrals to equal the Elective Deferrals of the Highly Compensated Participant with the next highest dollar amount or (B) an amount equal to the total amount of excess Elective Deferrals. This process will be repeated until all excess Elective Deferrals are allocated.

            (3) The Trustee will distribute any excess Elective Deferrals, together with all income allocable thereto, to the Highly Compensated Participants to whom they were allocated pursuant to Paragraph (2) within one year after the end of the Plan Year for which they were made.

      (c) If Elective Employer Contributions with respect to a Participant for a calendar year exceed the limitation of Code paragraph 402(g)(l) (as adjusted from time to time pursuant to Code paragraph 402(g)(5)), the Participant will notify the Plan Administrator not later than March 1 of the following year of the portion of the excess Elective Employer Contributions allocable to the Plan. If the Plan Administrator receives notice from a Participant pursuant to the preceding sentence, the Plan Administrator will cause the Trustee to distribute to the Participant not later than the following April 15 the portion of the excess Elective Employer Contributions allocable to the Plan and any income allocable to that portion.

      Section 4.04. Matching Contributions. The Employer shall make Matching Contributions to the Plan as follows:

      (a) Except as otherwise specifically provided in Subsection (b), for each Plan Year, the Employer shall contribute to the Plan on behalf of each Participant a Matching Contribution equal to 100% of the Participant's Elective Deferrals not in excess of 3% of the Participant's Compensation for that Plan Year, plus 50% of the Participant's Elective Deferrals in excess of 3%, but not in excess of 5%, of the Participant's Compensation for that Plan Year.

      If the Participant's Elective Deferrals stop before the end of a Plan Year because they reach the limitation in Code subsection 402(g), then the Employer shall make a catch-up Matching Contribution for that Plan Year. The catch-up Matching Contribution will be equal to the difference between (a) and (b), where
(a) is 100% of the Participant's Elective Deferrals for the Plan Year not in excess of 3% of the Participant's Compensation for that Plan Year, plus 50% of the Participant's Elective Deferrals for the Plan Year in excess of 3%, but not in excess of 5%, of the Participant's Compensation for that Plan Year, and (b) is the amount of the Matching Contributions previously made for the Participant for the Plan Year.

      (b) For the Plan Year beginning January 1, 2000, the Employer shall make Matching Contributions based on the Participant's Elective Deferrals and Compensation after June 30, 2000.

      (c) Notwithstanding the foregoing provisions of this Section, the Employer shall not make a Matching Contribution on behalf of a Highly Compensated Participant for a Plan Year to the extent that it would cause the limitations of Subsection 4.05(a) or (b) to be exceeded for the Plan Year. Matching Contributions for a Plan Year shall be paid to the Trustee as soon as practicable after the end of the pay period for which they are made and shall be allocated to the Account of the Participant on whose behalf they were made as of the end of the pay period.

      Section 4.05. Limitation on Matching Contributions and Voluntary Contributions. Except as otherwise provided in Article XVI, the amount of Matching Contributions and Voluntary Contributions that may be allocated to the Accounts of Highly Compensated Participants will be subject to the following limitations:

      (a) Matching Contributions and Voluntary Contributions made on behalf of Highly Compensated Participants for a Plan Year will not result in a Contribution Percentage for Highly Compensated Participants that exceeds both:

            (1) 1.25 times the Contribution Percentage for Non-Highly Compensated Participants for the prior Plan Year; and

            (2) the lesser of (A) two times the Contribution Percentage for Non-Highly Compensated Participants for the prior Plan Year or (B) two percentage points more than the Contribution Percentage for Non-Highly Compensated Participants for the prior Plan Year.

      (b) Matching Contributions and Voluntary Contributions made on behalf of Highly Compensated Participants will not cause the sum of the Deferral Percentage and the Contribution Percentage for Highly Compensated Participants to exceed the sum of the following:

            (1) 1.25 times the lesser of (A) the Deferral Percentage for Non-Highly Compensated Participants for the prior Plan Year or (B) the Contribution Percentage for Non-Highly Compensated Participants for the prior Plan Year; and

            (2) the lesser of (A) two times the greater of (i) the Deferral Percentage for Non-Highly Compensated Participants for the prior Plan Year or (ii) the Contribution Percentage for Non-Highly Compensated Participants for the prior Plan Year or (B) two percentage points more than the greater of (i) the Deferral Percentage for Non-Highly Compensated Participants for the prior Plan Year or (B) the Contribution Percentage for Non-Highly Compensated Participants for the prior Plan Year.

The provisions of this Subsection (b) will apply only if the Deferral Percentage for Highly Compensated Participants for the Plan Year exceeds 1.25 times the Deferral Percentage for Non-Highly Compensated Participants for the prior Plan Year and the Contribution Percentage for Highly Compensated Participants for the Plan Year exceeds 1.25 times the Contribution Percentage for Non-Highly Compensated Participants for the prior Plan Year.

      (c) To the extent that, due to an error, the limitations of Subsection (a) are exceeded for a Plan Year, the following provisions will apply:

            (1) To reduce the Contribution Ratio of Highly Compensated Participants, Voluntary Contributions shall be reduced as provided in this paragraph. If necessary, Matching Contributions shall then be reduced. The Contribution Ratio of the Highly Compensated Participant with the highest Contribution Ratio will be reduced to the higher of (A) the Contribution Ratio necessary to enable the Plan to satisfy the limitations of Subsection (a) or (B) the Contribution Ratio of the Highly Compensated Participant with the next highest Contribution Ratio. The foregoing process will be repeated until the limitations of Subsection (a) are satisfied. The portion of any Matching Contributions and Voluntary Contributions attributable to a reduction in a Participant's Contribution Ratio pursuant to this Paragraph will be regarded as an excess Voluntary Contribution and an excess Matching Contribution.

            (2) The total dollar amount of any excess Matching Contributions and any excess Voluntary Contributions will be allocated to one or more Highly Compensated Participants by reducing the Matching Contributions and Voluntary Contributions of the Highly Compensated Participant with the highest dollar amount of Matching Contributions and Voluntary Contributions by the lesser of (A) the amount required to cause that Participant's Matching Contributions and Voluntary Contributions to equal the Matching Contributions and Voluntary Contributions of the Highly Compensated Participant with the next highest dollar amount or (B) the total amount of excess Matching Contributions and excess Voluntary Contributions. This process will be repeated until all excess Matching Contributions and excess Voluntary Contributions are allocated.

            (3) The Trustee will distribute any vested excess Matching Contributions and excess Voluntary Contributions, together with all income allocable thereto, to the Highly Compensated Participants to whom they were allocated pursuant to Paragraph (2) within one year after the end of the Plan Year for which they were made. Any nonvested excess Matching Contributions allocated to a Highly
Compensated Participant for a Plan Year pursuant to Paragraph (2), together with all income allocable to them, shall be forfeited as of the last day of the Plan Year for which the contributions were made and treated as provided in Subsection 6.04(c).

      (d) To the extent that, after the application of Subsection (c), the limitations of Subsection (b) are exceeded for a Plan Year, the following provisions will apply:

            (1) To reduce the Contribution Ratio of Highly Compensated Participants, Voluntary Contributions shall be reduced as provided in this paragraph. If necessary, Matching Contributions shall then be reduced. The Contribution Ratio of the Highly Compensated Participant with the highest Contribution Ratio will be reduced to the higher of (A) the Contribution Ratio necessary to enable the Plan to satisfy the limitations of Subsection (b) or (B) the Contribution Ratio of the Highly Compensated Participant with the next highest Contribution Ratio. The foregoing process will be repeated until the limitations of Subsection (b) are satisfied. The portion of any Matching Contribution and any Voluntary Contribution attributable to a reduction in a participant's Contribution Ratio pursuant to this paragraph will be regarded as an excess Matching Contribution and an excess Voluntary Contribution.

            (2) The total dollar amount of any excess Matching Contributions and any excess Voluntary Contributions will be allocated to one or more Highly Compensated Participants by reducing the Matching Contributions and Voluntary Contributions of the Highly Compensated Participant with the highest dollar amount of Matching Contributions and Voluntary Contributions by the lesser of (A) the amount required to cause that Participant's Matching Contributions and Voluntary Contributions to equal the Matching Contributions and Voluntary Contributions of the Highly Compensated Participant with the next highest dollar amount or (B) the total amount of excess Matching Contributions and Voluntary Contributions. This process will be repeated until all excess Matching Contributions and Voluntary Contributions are allocated.

            (3) The Trustee will distribute any vested excess Matching Contributions and excess Voluntary Contributions, together with all income allocable thereto, to the Highly Compensated Participants to whom they were allocated pursuant to Paragraph (2) within one year after the end of the Plan Year for which they were made. Any nonvested excess Matching Contributions allocated to a Highly Compensated Participant for a Plan Year pursuant to Paragraph (2), together with all income allocable to them, shall be forfeited as of the last day of the Plan Year for which the contributions were made and treated as provided in Subsection 6.04(c).

      (e) In determining the Contribution Percentage for a group for a Plan Year, all "eligible employers" will be taken into account. For this purpose, an "eligible employee" for a Plan Year is any Employee who is directly or indirectly eligible to receive a Matching Contribution or make a Voluntary Contribution for all or a portion of the Plan Year and includes an Employee who would be eligible to receive a Matching Contribution and make a Voluntary Contribution but for his failure to make an election pursuant to the Plan or his hardship withdrawal under another Retirement Plan, or because the Matching Contribution and Voluntary Contribution would cause the limitation of Article XI to be exceeded.

      Section 4.06. Profit Sharing Contributions. The Employer will contribute to the Trust for each Plan Year that amount, if any, determined by the Board of Directors, provided that the amount of the Profit Sharing Contributions, when added to all Elective Deferrals and Matching Contributions for the Plan Year, does not exceed the amount allowable as a deduction from the Employer's income for federal income tax purposes. Profit Sharing Contributions for a Plan Year will be paid to the Trustee not later than the tax return due date for the Employer's tax year ending with or during the Plan Year and will be allocated as of the last day of the Plan Year among the Profit Sharing Accounts of Participants on that date, in proportion to their relative Compensation for the Plan Year. Notwithstanding the foregoing provisions, an Employer shall not make a Profit Sharing Contribution on behalf of a Participant to the extent that it would cause the limitations of Section 11.02 to be exceeded with respect to that Participant for the Plan Year.

      Section 4.07. Rollover Contributions. At any time during a Plan Year, an Eligible Employee may make a Rollover Contribution to the Trust (a) in cash; or
(b) in Company Stock that, immediately before the Rollover Contribution is made, is held in the Eligible Employee's account in a qualified retirement plan maintained by a Related Employer or in an individual retirement account that holds only amounts rolled into it from the Eligible Employee's account in a qualified retirement plan maintained by a Related Employer. The Eligible Employee must establish to the satisfaction of the Plan Administrator that the contribution satisfies all applicable requirements of Code sections 402 and 408 and any other criteria that the Plan Administrator may establish from time to time to ensure that the contribution will not adversely affect the Plan's qualified status. A Rollover Contribution will be allocated to the Rollover Account of the Eligible Employee who made it as of the date it is received by the Trustee.

      Section 4.08. Minimum Contribution Requirement. Except as otherwise provided in Section 16.03 of the Plan, if the Plan is a Top-Heavy Plan for a Plan Year, the minimum contribution requirements of Code subsection 416(c) will be satisfied by the Employer as follows:

      (a) the Employer will contribute on behalf of each Non-Key Employee who is both a Participant and an Employee on the last day of the Plan Year (regardless of the Participant's Hours of Service during the Plan Year) a contribution that, together with any contribution otherwise made on behalf of the Employee to the Plan or another defined contribution plan of the Employer, is not less than the lesser of (1) 3% of the Employee's Regulatory Compensation for the Plan Year or
(2) the percentage at which contributions are made (or required to be made) under the Plan and under any other defined contribution plan for the Plan Year for the Key Employee for whom the percentage is the highest for the Plan Year. That percentage will be determined for each Key Employee by dividing the contributions for that Employee by his Regulatory Compensation for the Plan Year.

      (b) A Non-Key Employee who is a Participant at the end of the Plan Year and who has at least 1,000 Hours of Service (or equivalent service as determined pursuant to 29 C.F.R. Section 2530.200b-3) for the Plan Year under a top-heavy defined benefit plan of the Employer will receive, instead of the minimum contribution provided in Subsection (a), an accrued benefit under the defined benefit plan that is at least as large as the defined benefit provided for in the following sentence. The minimum accrued benefit required by the preceding sentence, together with the balance of the Employee's Accounts attributable to Employer contributions under this Plan and the balance, if any, of the Employee's accounts attributable to Employer contributions under any defined contribution plan of the Employer, must equal at all times at least the product of the Employee's average Regulatory Compensation for the 5 consecutive years when the Employee had the highest aggregate Regulatory Compensation from the Employer and the lesser of 2% per Year of Continuous Service (excluding years when neither plan was top-heavy and years completed before January 1,
1984) or 20%.

      Section 4.09. Nondiversion and Exclusive Benefit. Except as expressly provided in this Section, the Trust Assets will not revert to the Employer and will be devoted exclusively to the payment of benefits to Participants, Beneficiaries, and other persons and for the payment of reasonable administration expenses as provided in the Plan and the Trust Agreement. The Trustee will, however, return to the Employer a contribution to the Plan under the following circumstances:

      (a) If any contribution is made to the Plan by mistake of fact and the Employer requests in writing that the contribution be returned, the Trustee will comply with the Employer's request; provided, however, that no contribution may be returned to the Employer pursuant to this Subsection more than one year after the date on which the contribution is made; or

      (b) To the extent that the deduction for a contribution made by the Employer is disallowed, the contribution will be returned to the Employer (to the extent disallowed) within one year after the disallowance of the deduction, if the Employer so requests in writing.

If an Elective Deferral or Voluntary Contribution is returned to the Employer pursuant to this Section, the Employer will return the contribution to the Participant on whose behalf the contribution was made.

                                    ARTICLE V
                           ACCOUNTING AND INVESTMENTS

      Section 5.01. Participants' Accounts. The Plan Administrator will create and maintain adequate records to disclose the interest in the Trust of each Participant, Beneficiary and Alternate Payee. Records will be in the form of individual bookkeeping accounts, and credits and charges will be made to those Accounts pursuant to Article IV and the following provisions of this Article V. Each Participant will have a separate Elective Deferral Account, Matching Account, Profit Sharing Account, and Voluntary Account. Each Eligible Employee who makes a Rollover Contribution will have a separate Rollover Account. Each Beneficiary, and to the extent required by a Qualified Domestic Relations Order, each Alternate Payee, will have the same separate accounts maintained for the Participant from whom their Plan benefits derived. The maintenance of individual Accounts is for accounting purposes only, and a segregation of Trust Assets to each Account will not be required. The Plan Administrator will also maintain records to indicate the amount of each Participant's Accounts in each Fund.

      Section 5.02. Separate Investment Funds. The Trust Assets will be kept in the common Funds that the Company may designate from time to time, and may include a Fund primarily invested in Company Stock. The respective assets of each Fund will be accounted for separately from those of each other Fund and will be invested in accordance with the investment guidelines established for the Fund by the Company. The Trustee's discretion in investing the assets of the Funds will be subject only to the foregoing provisions of this Section, the Trust Agreement, and EMS A. The Trustee may invest the assets of any Fund and commingle funds to the extent that the investment is consistent with the purposes of the Fund.

      Section 5.03. Valuation Standards. If the value of the Trust Assets is not readily ascertainable from the transactions of a securities exchange, the Trust Assets will be valued in accordance with the Trustee's best judgment. In determining the value of the Trust Assets, the Trustee will exercise its best judgment, using generally accepted trust and accounting principles, and all such determinations of value will be binding upon all persons claiming benefits under the provisions of the Plan.

      Section 5.04. General Method of Determining Values of Participants' Accounts. The value of each Account of a Participant will be the value of the Account as of the preceding Valuation Date, increased by the dollar amount of any contributions allocated to the Account after the preceding Valuation Date and decreased by the amount of any payments made from the Account after the preceding Valuation Date. On each Valuation Date, each Account will be adjusted by the dollar amount of any earnings or losses allocated to that Account as of that Valuation Date.

      Section 5.05. Allocation of Earnings to Accounts. On each Valuation Date, earnings will be allocated as follows:

      (a) The earnings of a Fund, whether positive or negative, will be allocated among all Accounts in proportion to the relative value of those Accounts invested in the Fund as of the end of the preceding Valuation Date (as adjusted pursuant to Subsection (b)). Accounts terminated since the end of the preceding Valuation Date will be disregarded for purposes of this Subsection.

      (b) For purposes of determining the allocation of investment earnings pursuant to Subsection (a), the value of a Participant's Accounts, as of the preceding Valuation Date will be adjusted as follows:

            (1) The value of a Participant's Accounts invested in a Fund as of the preceding Valuation Date will be decreased by any amounts distributed from the Participant's Accounts invested in that Fund since the preceding Valuation Date (excluding any amounts distributed as of the date on which the investment earnings are allocated).

            (2) The value of a Participant's Accounts invested in a Fund as of the preceding Valuation Date will be increased by the amount of any Elective Deferrals, Rollover Contributions or Voluntary Contributions allocated to the Participant's Accounts invested in that Fund since the preceding Valuation Date.

      (c) The investment earnings of each Fund between Valuation Dates will be equal to the difference between the fair market value of the Fund as of the preceding Valuation Date and the current Valuation Date; plus (1) the amount of benefits paid from the Fund and (2) amounts transferred from the Fund to another Fund since the preceding Valuation Date; and less (I) any contributions made to the Fund and (2) any amounts transferred to the Fund from another Fund since the preceding Valuation Date.

      Section 5.06. Crediting of Contributions and Forfeitures to Particular Funds. A Participant's Accounts will be invested in a particular Fund or Funds according to his written designation. Subject to any rules the Plan Administrator may reasonably establish, a Participant may invest in more than one Fund. If the Participant does not designate a particular Fund, contributions allocated to his Accounts will be invested in a Fund designated by the Plan Administrator as the Fund to receive such allocations.

      Section 5.07. Transfers Among Funds. To the extent permitted by the Plan Administrator, a Participant may cause a transfer of all or a part of his Accounts invested in one Fund to be transferred to another Fund. A Participant who desires such a transfer will execute a written form provided by the Plan Administrator and will file it with the Plan Administrator within the time limits specified by the Plan Administrator. Every transfer election will be irrevocable and will specify the Fund from which the transfer is to be made and the Fund into which the transfer is to be made.

      Section 5.08. Investment Discretion of Beneficiaries and Alternate Payees. A Participant's Beneficiary and Alternate Payee will be entitled to exercise investment discretion with respect to his Accounts pursuant to the foregoing provisions.

                                   ARTICLE VI
                             VESTING AND FORFEITURE

     Section 6.01. Nonforfeitability. For all purposes of the Plan, a "vested" interest is an interest that is nonforfeitable in that it constitutes a claim that is unconditional and legally enforceable against the Plan.

      Section 6.02. Vested Interests. A Participant's interest in his or her Elective Deferral Account, Voluntary Account, Matching Account, Rollover Account, and that portion of his or her Profit Sharing Account attributable to profit sharing contributions made prior to 1994 shall be 100% vested at all times.

      Section 6.03. Vesting of Profit Sharing Account. A Participant's interest in that portion of the Participant's Profit Sharing Account attributable to Profit Sharing Contributions shall be forfeitable, except as that interest becomes vested under the following provisions:

      (a) A Participant's interest in his or her Profit Sharing Account attributable to Profit Sharing Contributions shall be 100% vested upon the occurrence of any of the following events:

            (1) attainment of the normal retirement age of 65 while an Employee;

            (2) death or Disability while an Employee;

            (3) a complete discontinuance of contributions under the Plan;

            (4) partial termination of the Plan (within the meaning of the Code) with respect to the Participant; or

            (5) termination of the Plan.

      (b) Except as otherwise provided in this Section, a Participant's interest in that portion of his or her Profit Sharing Account attributable to Profit Sharing Contributions shall become 100% vested upon completion of one year of Continuous Service.

      Section 6.04. Forfeitures.

      (a) Except as provided in Subsection (b), no amount credited to a Participant shall be forfeited upon Severance from Service until he incurs five consecutive one year Periods of Severance or dies while not an Employee. When a Participant incurs five consecutive one year Periods of Severance or dies while not an Employee, the nonvested portion of his Profit Sharing Account shall be forfeited.

      (b) Notwithstanding Subsection (a), if a Participant's entire vested Accounts are distributed (or deemed distributed pursuant to Section 7.05) before the end of the Plan Year following the Plan Year in which the Participant incurs a Severance from Service, the nonvested portion of the Participant's Accounts shall be forfeited immediately upon the distribution. If a former Participant is reemployed by the Employer, the amount forfeited pursuant to the preceding sentence shall be restored if the Participant repays to the Trust the full amount distributed to him before the date on which he incurs S consecutive one year Periods of Severance after the date of the distribution. Amounts restored shall come from Trust income and, to the extent necessary, forfeitures. If Trust income and forfeitures are insufficient to restore the forfeited amounts, the Employer shall make an additional contribution sufficient to restore the forfeited amount. The additional Employer contribution shall not constitute an Annual Addition.

      (c) The total dollar amount of all interests forfeited during a Plan Year shall be held in a separate suspense account until the last day of the Plan Year. The forfeited amounts shall be allocated as of the last day of the Plan Year among the Profit Sharing Accounts of Participants on that date, as provided in Section 4.06 for the allocation of Profit Sharing Contributions.

                                   ARTICLE VII
                                    BENEFITS

      Section 7.01. General. Except as provided in Section 7.05, the Participant's Accounts invested in Company Stock will be distributed in the form of cash or Company Stock, as elected by the Participant or Beneficiary, except that the value of any fractional shares of Company Stock will be distributed in cash.

      Section 7.02. Termination and Disability Benefits. If a Participant incurs a Disability or terminates employment for any reason other than death, his vested Accounts will be distributed as provided in this Section. If the value of a Participant's vested Accounts exceeds $5,000, the Participant may elect at any time after incurring a Disability or terminating employment to receive the vested portion of his Accounts in a lump sum. If a Participant files a written election with the Plan Administrator pursuant to the preceding sentence, the Plan Administrator will cause his vested Accounts to be distributed to him as soon as administratively feasible after it receives his election.

      Section 7.03. Death Benefits. If a Participant dies, his remaining vested Accounts will be distributed in a lump sum to his Beneficiary as soon as administratively feasible after his death. Notwithstanding the preceding sentence, if the Participant's Beneficiary is his Spouse, payment of the lump sum to the Spouse will be made as of the date elected in writing by the Spouse.

      Section 7.04. Payment of Small Accounts. Notwithstanding any other provision of the Plan, if the value of any benefit payable under the Plan does not exceed $5,000, the benefit will be paid to the Participant (or the Participant's Beneficiary) in a lump sum payment as soon as administratively feasible after the Participant is determined to be Disabled, terminates employment or dies, whichever is applicable. For purposes of this Section, if the present value of a Participant's vested benefit is zero, the Participant will be deemed to have received a distribution.

      Section 7.05. Permitted Withdrawals from Voluntary Account. A Participant may elect. at any time to withdraw the entire amount allocated to his Voluntary Account in a lump sum cash payment. The Plan Administrator will distribute the Participant's Voluntary Account in accordance with the Participant's election.

      Section 7.06. Other Distribution Rules Imposed by Federal Law. This Section has been included in the Plan to comply with the limitations imposed by Code paragraphs 401(a)(9) and 401(a)(14), and it will not be construed as providing for a form of benefit not otherwise provided for under the Plan. Any distribution under the Plan will be made in accordance with regulations under Code paragraph 401(a)(9) and, except to the extent otherwise provided in Article XVII, will comply with the following rules:

      (a) Unless a Participant elects otherwise, the payment of his benefits under the Plan must begin not later than the 60th day after the end of the Plan Year in which occurs the latest of (1) the Participant's 65th birthday, (2) the 10th anniversary of the Plan Year in which the Participant began participation in the Plan, or (3) termination of the Participant's employment with the Employer.

      (b) For purposes of this Section, "required beginning date" means, with respect to a Participant who is not a 5% owner as described in Code section 416, April 1 of the calendar year following the later of (1) the calendar year in which the Participant reaches age 70-1/2 or (2) the calendar year in which the Participant retires. With respect to a Participant who is a 5% owner as described in Code section 416, "required beginning date" means April 1 of the calendar year following the calendar year in which the Participant reaches age 70-1/2.

      (c) Notwithstanding any other provision of this Plan, the entire interest of each Participant will be distributed either (1) in a single lump sum payment not later than the required beginning date, or (2) in a series of payments beginning not later than the required beginning date over the life of the Participant or over the lives of the Participant and a designated Beneficiary (or over a period not extending beyond the life expectancy of the Participant or the life expectancy of the Participant and a designated Beneficiary). If a Participant's entire interest is to be distributed in other than a lump sum, then the amount to be distributed each year must be at least an amount equal to the quotient obtained by dividing the Participant's entire interest by the life expectancy of the Participant or joint and last survivor expectancy of the Participant and designated Beneficiary. Life expectancy and joint and last survivor expectancy are computed by the use of the expected return multiples contained in Tables V and VI of 26 C.F.R. Section 1.72-9. For purposes of this computation, life expectancies will not be recalculated.

      (d) If (1) the distribution of a Participant's interest has begun in accordance with Subsection (c) and (2) the Participant dies before his entire interest has been distributed to him, the remaining portion of his interest will be distributed at least as rapidly as under the method of distribution being used under Subsection (c) as of the date of his death.

      (e) Except as provided in Subsection (f), if a Participant dies before the distribution of his interest has begun in accordance with Subsection (c), the entire interest of the Participant will be distributed within 5 years after his death.

      (f) For purposes of Subsection (e), any portion of a distribution that is payable to (or for the benefit of) a designated Beneficiary will be treated as completely distributed on the date the distributions begin if:

            (1) that portion is to be distributed (in accordance with regulations prescribed by the Secretary) over the life of the designated Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary), and

            (2) those distributions begin by the latest of (i) one year after the date of the Participant's death, (ii) any later date that the Secretary may establish by regulations, or (iii) if the Beneficiary is the Participant's surviving Spouse, the date that the Participant would have reached age 70-1/2.

      (g) If the designated Beneficiary is the surviving Spouse of the Participant, and if the surviving Spouse dies before the distributions to the Spouse begin, Subsections (d), (e), and (f) will be applied as if the surviving Spouse were the Participant.

      (h) For purposes of Subsection (f), payments will be calculated by use of the expected return multiples specified in Tables V and VI of 26 C.F.R. Section 1.72-9. Life expectancies of Beneficiaries will be calculated at the time payment first commences without further recalculation.

      (i) For purposes of Subsection (c), (d), (e), and (f), if any amount paid to a child of the Participant becomes payable to the surviving Spouse when the child reaches the age of majority, that amount will be treated as if it had been paid to the surviving Spouse.

      (j) The method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

      (k) With respect to distributions under the Plan made -for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Code section 401 (a)(9) in accordance with the regulations under Code section 401 (a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This provision shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Code section 401 (a)(9) or such other date as may be specified in guidance issued by the Internal Revenue Service.

      Section 7.07. Beneficiaries. A Participant's Beneficiary shall be determined pursuant to this Section.

      (a) A Participant's Spouse shall be his Beneficiary, unless the Spouse has consented to the appointment of another Beneficiary in accordance with Subsection (c). Except as provided in the preceding sentence, "Beneficiary" means the person or persons, including a trustee, designated in writing by a Participant pursuant to practices of, or rules prescribed by, the Plan Administrator, as the recipient of a benefit payable under the Plan following the Participant's death. To be effective, a Beneficiary designation must be filed with the Plan Administrator during the Participant's life and acknowledged by the Plan Administrator in writing.

      (b) If no person has been designated as the Beneficiary of a Participant, or if no person so designated survives the Participant, then the Beneficiary shall be determined as follows:

            (I) If the Participant is survived by a Spouse, the Spouse shall be the Participant's Beneficiary.

            (2) If the Participant is not survived by a Spouse, the Participant's estate shall be the Participant's Beneficiary.

If any amount becomes payable under the Plan to a Beneficiary who survives the Participant but dies before receiving the benefit due him, and if the Participant has not named a contingent Beneficiary who survives the Participant, the Participant's remaining vested Accounts will be paid in a lump sum as soon as administratively feasible following the Beneficiary's death to the Beneficiary's estate.

      (c) A Participant's designation of someone other than his Spouse as his Beneficiary will not be given effect unless the Participant's Spouse consents to the designation in writing, her consent acknowledges the effect of the Participant's designation and her consent, and the consent is witnessed by a Plan representative or a notary public. Notwithstanding this consent requirement, if the Participant establishes to the Plan Administrator's satisfaction that the written consent cannot be obtained because there is no Spouse or the Spouse cannot be located, the designation will be deemed to have the Spouse's consent. If a Participant is legally separated from his Spouse or has been abandoned by his Spouse (within the meaning of local law) and the Participant has a court order to that effect, the Spouse's consent will not be required unless a Qualified Domestic Relations Order provides otherwise. Any spousal consent will be valid only with respect to the Spouse who signs the consent, or in the case of a deemed consent, the designated Spouse. If a Participant's Spouse is legally incompetent to give consent, the Spouse's legal guardian (even if the guardian is the Participant) may give consent. A Participant may revoke a prior designation of a non-Spouse Beneficiary without his Spouse's consent at any time before the distribution of his Accounts begins.

      Section 7.08. Effect of Government Regulation on Payment of Benefits. If any regulation of the federal government or a federal agency prohibits or prevents the payment or distribution of benefits in the manner provided in the Plan, the Plan Administrator will conform to the regulation without amendment of the Plan.

      Section 7.09. Inalienability of Benefits. Except as provided in this Section, no Plan benefit will be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, whether voluntary or involuntary, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge a Plan benefit will be void. The prohibition set out in the preceding sentence will not apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a Qualified Domestic Relations Order, or to any offset of a Participant's Accounts against an amount that the Participant is ordered or required to pay to the Plan pursuant to Code subparagraph 40 l(a)(l 3)(c).

      Section 7.10. Payments for Benefit of Incompetents. If any benefit is payable to a minor or other person legally incompetent and the Plan Administrator is aware of that person's status, the Plan Administrator will direct that payments be made to the legal guardian of that person or to such other person or organization as a court of competent jurisdiction may direct.

      Section 7.11. Qualified Domestic Relations Orders. If a Qualified Domestic Relations Order provides for the payment of all or a portion of a Participant's Accounts to an Alternate Payee, distribution to the Alternate Payee will be made at any time specified in the Qualified Domestic Relations Order, irrespective of whether the Participant has reached the "earliest retirement age," as defined in Code subsection 414(p).

      Section 7.12. Direct Rollovers. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                                  ARTICLE VIII
                                 ADMINISTRATION

      Section 8.01. Administrator. The Company is the Plan Administrator.

      Section 8.02. Correction of Defects. The Plan Administrator may correct any defect or supply any omission or reconcile any error or inconsistency in its previous proceedings, decisions, orders, directions, or other actions in the manner and to the extent it deems advisable to carry out the purposes of the Plan.

      Section 8.03. Reliance upon Legal Counsel. The Employer and the Plan Administrator are entitled to rely upon all opinions given by legal counsel selected by the Plan Administrator.

      Section 8.04. Expenses. In the performance of its duties, the Plan Administrator is authorized to incur reasonable expenses, including counsel fees, that will, to the extent permitted by ERISA, be chargeable against the Trust Assets if the expenses are not paid by the Employer.

      Section 8.05. Powers and Duties of Plan Administrator. Subject to the specific limitations stated in this Plan, the Plan Administrator will have the following powers, duties, and responsibilities:

      (a) To carry out the general administration of the Plan;

      (b) To cause to be prepared all forms necessary or appropriate for the administration of the Plan;

      (c) To keep appropriate books and records;

      (d) To determine, consistent with the provisions of this Plan, the manner in which the Trust Assets will be allocated and disbursed;

      (e) To give directions to the Trustee as to the amounts to be disbursed to Participants and others under the provisions of the Plan;

      (f) To establish written procedures for determining, and to determine in accordance with those procedures, whether a domestic relations order is a Qualified Domestic Relations Order;

      (g) To exercise all other powers and duties specifically conferred upon the Plan Administrator elsewhere in this Plan and the Trust Agreement;

      (h) To exercise all duties and responsibilities imposed by ERISA upon the Plan Administrator as administrator of the Plan;

      (i) To interpret, with discretionary authority, the provisions of the Plan and to resolve, with discretionary authority, all disputed questions of Plan interpretation including eligibility, rights, and status of Participants and others under the Plan; and

      (j) To employ agents to assist it in performing its administrative duties.

The Plan Administrator will at all times make similar decisions on similar questions involving similar circumstances. Subject to the provisions of ERISA and Article IX, all decisions of the Plan Administrator made in good faith on all matters within the scope of its authority under the provisions of this Plan will be final and binding upon all persons.

      Section 8.06. Matters Specifically Excluded from Jurisdiction. Notwithstanding any other provision of this Plan, the Plan Administrator will have no power, duty, or authority with respect to determination of the amounts to be contributed by the Employer to the Trust.

      Section 8.07. Investment Manager. The Company may appoint an investment manager or managers to manage (including the power to acquire and dispose of any Trust Assets) those Trust Assets specified by the Company, subject to the conditions of this Section.

      (a) An appointed investment manager must (1) be registered as an investment adviser under the Investment Advisers Act of 1940; (2) be a bank as defined in that Act; or (3) be an insurance company qualified to perform investment management services in more than one state.

      (b) An appointed investment manager must, prior to acting with respect to the Trust Assets, acknowledge in writing that it accepts the duties given it under the Plan and that it is a fiduciary with respect to the Plan.

      (c) Upon the appointment of an investment manager, the Company will notify the Trustee of the appointment in writing, and will deliver to the Trustee a copy of the instruments evidencing the appointment, copies of the written acknowledgment referred to in Subsection (b), and written directions concerning the proper segregation of the Trust Assets into separate investment accounts, if appropriate. The Company' written notification will constitute a warranty as to the investment manager's qualifications under ERISA subsection 3(3 8), and the Trustee will be fully protected in relying on the investment manager's continued qualification and authority until otherwise notified in writing by the Company. The Trustee will follow the directions of an appointed investment manager regarding investment and reinvestment of Trust Assets. The Trustee will be under no obligation to review or give advice with respect to the investment manager's directions.

      (d) The Trustee will not be liable for the acts or omissions of the investment manager or be under an obligation to invest or otherwise manage any Trust Assets that are subject to management by the investment manager. The Trustee will have no liability arising out of following the directions of the investment manager.

      (e) The Company may remove an investment manager upon written notice to the Trustee, in which case the Trustee will, until notified of the appointment of a successor investment manager, accept and manage the Trust Assets previously managed by the investment manager.

                                   ARTICLE IX
                                CLAIMS PROCEDURES

      Section 9.01. Presentation of Claims. Any person believing himself to be entitled to a benefit under the Plan may file an application or claim for the benefit with the Plan Administrator. The Plan Administrator may adopt and supply forms for benefit applications, but no claim will be adversely affected because the claimant has not used the form adopted by the Plan Administrator. A claim for a benefit will be deemed to have been made upon receipt by the Plan Administrator of a written request for the benefit, signed by the claimant or his representative.

      Section 9.02. Denial of Claim. Failure of the Plan Administrator to allow a claim or any part of it within 90 days after its receipt of the claim will be considered to be a denial of the claim or the part of the claim not allowed. If a claim is denied in whole or in part, the Plan Administrator, within 90 days after receipt of the claim, will give the claimant written notice of the denial. If special circumstances require extension of the 90-day response period, the Plan Administrator may extend the period for up to 90 additional days by notifying the claimant, within the original 90-day period, of the extension, the reason for it, and when a decision can be expected. The notice of a claim denial will state, in a manner calculated to be understood by the claimant, the following:

      (a) The specific reason or reasons for the denial;

      (b) Specific reference to the Plan provision or provisions on which the denial is based;

      (c) A description of any additional material or information that the claimant may need to perfect the claim, with an explanation of why the material or information is necessary; and

      (d) An explanation of the appeal right and procedure described in the next Section.

      Section 9.03. Claimant's Right to Appeal Denial of Claim. A claimant whose claim is denied, in whole or in part, will have the right of an appeal to the Plan Administrator for review of the denial. The following provisions will apply to the right of appeal:

      (a) The request for review must be filed with the Plan Administrator within 60 days after written notice of denial of the claim.

      (b) The request will be in writing signed by the claimant or his authorized representative.

      (c) The claimant will have the right, upon request, to review records and documents relating to the claim and to a hearing that are in the possession of the Plan Administrator.

      (d) The claimant may submit issues, arguments, and other comments in writing to the Plan Administrator, with any documentary evidence in support of his claim.

      (e) The decision by the Plan Administrator will be given to the claimant in writing within 60 days after receipt by the Plan Administrator of the claimant's request for review. If special circumstances require extension of the 60-day period, the Plan Administrator may extend the 60-day period for up to 60 additional days by notifying the claimant, within the original 60-day period, of the extension, the reason for it, and when a decision can be expected. If the decision denies the claim, in whole or in part, the decision will state the specific reasons for the denial, including specific references to the Plan provision or provisions on which the denial is based, all stated in language calculated to be understood by the claimant.

                                    ARTICLE X
              LIMITATIONS ON RIGHTS OF EMPLOYEES AND OTHER PERSONS

      Section 10.01. In General. The Plan is strictly a voluntary obligation on the part of the Employer and will not be deemed to constitute a contract between the Employer and any Employee or to be a consideration for, an inducement to, or a condition of the employment of any Employee. Neither the Employer, the Plan Administrator, nor the Trustee in any way guarantees against loss or depreciation of any Trust Assets or guarantees the payment of any benefit or amount that may become due under the Plan to any Participant, his Beneficiaries, or to any creditor of the Trust. Except as may be otherwise provided by ERISA, neither the Employer nor the Plan Administrator will be liable to any person for any act or omission of the Trustee, nor will the Trustee be liable to any person for any act or omission of the Employer or the Plan Administrator.

      Section 10.02. No Increase or Impairment of Other Rights. Nothing contained in the Plan will be deemed to give any Employee the right to be retained in the Employer's service or will interfere with the Employer's right to discharge or otherwise terminate any Employee's employment.

      Section 10.03. Trust Sole Source of Benefits. Except as may be otherwise provided by ERISA, no person will be entitled to any right or claim to benefits except to the extent that the right is specifically fixed under the terms of the Plan and there are Trust Assets available for payment of the benefits.

      Section 10.04. Other Limitations of Liability. Except as may be otherwise provided by ERISA, neither the Employer, the Plan Administrator, nor the Trustee will be under any liability or responsibility for the validity or effectiveness of the Plan or the Trust Agreement, or for any failure of this Plan or the Trust to qualify at any time or for any period as a tax-exempt plan or trust under the provisions of the Code or any applicable law or for any tax or increase in tax on a Participant or Beneficiary because of any benefits.

                                   ARTICLE XI
                PROVISIONS DESIGNED TO COMPLY WITH LIMITATIONS ON
                        CONTRIBUTIONS AND OTHER ADDITIONS

      Section 11.01. Purpose and Construction of This Article. This Article is included in the Plan to comply with limitations imposed by Code section 415, and all provisions of this Article will be construed and applied accordingly.

      Section 11.02. General Statement of Limitation. Notwithstanding any other provision of the Plan, a Participant's Annual Addition will not exceed the lesser of(a) $30,000 or (b) 25% of the Participant's Regulatory Compensation for that Plan Year.

      Section 11.03. Adjustments to Allocation of Contributions. If a Participant's Annual Addition would exceed the limitations of this Article to be exceeded for a Plan Year as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's Regulatory Compensation, or under other limited facts and circumstances that the Commissioner of Internal

Revenue finds justify the availability of the rules set forth in this Section, then the Participant's Annual Addition will be adjusted to the extent necessary to comply with the applicable limitation. Any adjustment to components of the Annual Addition pursuant to the preceding sentence will be made in the following order: Voluntary Contributions, Elective Deferrals, Matching Contributions, Profit Sharing Contributions, and forfeitures. Any Elective Deferrals or Voluntary Contributions adjusted pursuant to this Section, and the gains attributable to them, will be distributed to the Participants on whose behalf they were made not later than the last day of the Plan Year following the Plan Year for which the limitation was exceeded. Any other excess contribution adjusted pursuant to this Section will be reallocated as provided in the Section of the Plan relating to the allocation of the particular type of contribution being reallocated. If the reallocation required by the preceding sentence would cause the amounts allocated to the Accounts of all Participants to exceed the limitation set out in Section 11.02 for a Plan Year, then the excess amounts will be held unallocated in a suspense account in the Trust and allocated in succeeding Plan Years, in order of time, to the maximum extent permitted by
Section 11.02, until the account is exhausted. If a suspense account is in existence at any time during a Plan Year, other than the Plan Year described in the preceding sentence, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts (subject to the limitations of this Article) before any contributions that would constitute Annual Additions may be made for the Plan Year.

                                   ARTICLE XII
                        AMENDMENT AND TERMINATION OF PLAN

      Section 12.01. Amendments in General. The Company reserves the right to modify or amend the Plan in whole or in part at any time or from time to time by action of its Board of Directors. The Company may not, however, make any modification or amendment that materially affects the rights, duties, or responsibilities of the Trustee, unless the Trustee consents in writing to the modification or amendment. Moreover, except as otherwise permitted by the Code and ERISA, the Company may not make a modification or amendment that:

      (a) will reduce the Accounts of any Participant;

      (b) will eliminate an optional form of distribution with respect to benefits accrued before the amendment;

      (c) will make it possible for any part of the principal or income of the Trust to be used for, or diverted to, purposes other than the exclusive benefit of Participants, Beneficiaries, and other persons entitled to benefits under the Plan; or

      (d) will permit any part of the principal or income of the Trust to revert to the Employer.

      Section 12.02. Amendments Necessary to Bring Plan into Compliance with the Code and ERISA. Notwithstanding any other provision of the Plan, any modification or amendment of the Plan may be made, retroactively if necessary, that may be required (a) to cause the Trust to constitute a qualified trust under the provisions of Code section 401, (b) to cause the Plan to contain a qualified cash or deferred arrangement under Code subsection 401(k), or (c) to comply in every respect with ERISA.

      Section 12.03. Amendments to Vesting Provisions. No amendment to the vesting provisions of the Plan will deprive a Participant of his nonforfeitable rights to benefits accrued before the date of the amendment. Further, if the Plan's vesting provisions are amended, each Participant with at least 3 years of Continuous Service may elect, within the period specified in the following sentence, to have his nonforfeitable percentage computed under the Plan without regard to the amendment. The period during which the election may be made will begin with the date the amendment is adopted and will end 60 days after the latest of the following events occurs: (1) the amendment is adopted, (2) the amendment becomes effective, or (3) the Participant is issued written notice of the amendment by the Employer.

      Section 12.04. Termination of Plan. The Plan is intended to be permanent, and the Trust created in support of the Plan is intended to be irrevocable, except in the manner and to the extent otherwise provided in this instrument or in the Trust Agreement. The Company hopes to maintain the Plan indefinitely and to continue contributions to the Trust under the Plan, but neither the Company nor any Employer has any obligation or liability whatsoever to maintain the Plan or to continue contributions to the Trust for any given length of time. The Plan and Trust will terminate upon the occurrence of any of the following circumstances:

      (a) termination of the business of the Company without provision for continuing the Plan, except that provision may be made by which the Plan will be continued by the successor to the Company or any transferee of all or substantially all of its assets and business, and, in the event that an election is made to continue the Plan, the successor or purchaser will automatically become substituted for the Company;

      (b) legal adjudication of the Company as a bankrupt; a general assignment by the Company to or for the benefit of its creditors; or the voluntary or involuntary dissolution of the Company; or

      (c) termination of the Plan by the Company upon notice delivered to the Trustee as provided in the following Section.

      Section 12.05. Effect of Termination on Trust. Upon termination of the Plan, no further contributions to the Trust will be made, except that the Employer will thereupon promptly pay to the Trust the unpaid balance, if any, of any contribution required of the Employer with respect to the last completed Plan Year preceding the date of termination. If the Plan is terminated by fewer than all Employers, it will continue in effect for Participants employed by the remaining Employers.

      Section 12.06. Payment of Benefits upon Termination. Upon termination of the Plan, the Trust will continue in existence for the purpose of administering the Trust Assets and the payment in full of all benefits pursuant to the provisions of Article VII. A Participant's Elective Deferral Account and Matching Account will not be distributed earlier than upon one of the following events:

      (a) The Participant's retirement, death, disability, attainment of age 59-1/2, or separation from service.

      (b) The termination of the Plan without establishment of a successor plan.

      (c) The date of the sale or other disposition by the Employer to an unrelated corporation, which does not maintain the Plan, of substantially all of the assets (within the meaning of Code paragraph 409(d)(2)) used by the Employer in its trade or business. The preceding sentence will apply only with respect to a Participant who continues employment with the corporation acquiring the Employer's assets.

      Section 12.07. Post-Termination Powers of Trustees, Plan Administrator. Company, and Employer. Notwithstanding the termination of the Plan and the Trust, the Trustee, the Plan Administrator, the Company, and the Employer will have and retain thereafter all requisite power and authority to take every step and to do all acts and things necessary, requisite, or appropriate to complete distribution of the Trust Assets as provided in this Plan, including, but not limited to, the power of the Trustee to sell or transfer the Trust Assets in the process of liquidation.

                                  ARTICLE XIII
                      PROVISIONS RELATING TO TOP-HEAVY PLAN

      Section 13.01. Construction of this Article. This Article will be construed in accordance with Code section 416 and the regulations thereunder.

      Section 13.02. Top-Heavy Determination. For each Plan Year, the Plan Administrator will determine whether the Plan is a Top- Heavy Plan.

      (a) The Plan will be determined to be a Top-Heavy Plan if it satisfies either Paragraph (1) or Paragraph (2).

            (1) Except as provided in Paragraph (3), the Plan will be a Top-Heavy Plan for a Plan Year if, as of the Determination Date, the aggregate of the Accounts of Key Employees exceeds 60% of the aggregate of all the Accounts of all Employees.

            (2) Except as provided in Paragraph (3), the Plan will be a Top-Heavy Plan for a Plan Year if it is included in a Required Aggregation Group that is a Top-Heavy Group for the Plan Year.

            (3) The Plan will not be a Top-Heavy Plan for a Plan Year if it is included in an Aggregation Group (whether a Required Aggregation Group or a Permissive Aggregation Group) that is not a Top-Heavy Group for the Plan Year.

      (b) An Aggregation Group will be a Top-Heavy Group for the Plan Year if (as of the respective Determination Dates that occur in the same calendar year for each of the plans in the Aggregation Group) the sum of:

            (1) the present value of the cumulative accrued benefits for Key Employees under all defined benefit Retirement Plans included in the Aggregation Group, and

            (2) the aggregate balances of the accounts of Key Employees under all defined contribution Retirement Plans included in the Aggregation Group,

exceeds 60% of a similar sum determined for all Employees.

      (c) In making the determinations required by this Section, the rules of
Section 13.03 will apply.

      Section 13.03. Special Rules Relating to Determination of Top-Heavy Status. In making the determinations required by this Article, the following rules will apply:

      (a) In determining the present value of an Employee's accrued benefits under any defined benefit Retirement Plan, the mortality table and interest rate set out in that Retirement Plan will be used.

      (b) For purposes of determining the present value of an Employee's accrued benefit and accounts under this Article, distributions made with respect to the Employee during the 5-year period ending on the Determination Date will be taken into account. The preceding sentence will also apply to distributions under a terminated Retirement Plan that would have been required to be included in the Aggregation Group if the Retirement Plan had not been terminated.

      (c) All Retirement Plans included in the Required Aggregation Group must be aggregated to determine whether they constitute a Top-Heavy Group.

      (d) If an individual is a Non-Key Employee with respect to any Retirement Plan for a Plan Year, but the individual was a Key Employee with respect to the Retirement Plan for any prior Plan Year, no accrued benefit or account of the Employee will be taken into account in determining top-heavy status.

      (e) If an individual has not performed any service for the Employer at any time during the 5-year period ending on the Determination Date, the accrued benefits and accounts of that individual will not be taken into account.

      (f) For purposes of determining the present value of the accrued benefit of an Employee other than a Key Employee, the accrued benefit will be determined
(I) under the method used for accrual purposes for all Retirement Plans of the Employer, or (2) if there is no method described in Clause (1), as if the benefit accrued not more rapidly than the slowest accrual rate permitted under Code subparagraph 41 1(b)(l)(C).

                                   ARTICLE XIV
                            MISCELLANEOUS PROVISIONS

      Section 14.01. Merger, Consolidation, or Transfer of Assets or Liabilities. The Plan will not merge with, consolidate with, or transfer any of its assets or liabilities to any other plan unless each Participant in the Plan would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer that is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated). Any assets or liabilities merged or consolidated with, or transferred to, the Plan from another plan on behalf of an Eligible Employee will be credited to one or more of the Employee's Accounts in the Plan so that any options and restrictions applicable to the merged, consolidated or transferred amounts will be preserved as required by law.

      Section 14.02. No Duplication of Benefits. Nothing in this Plan will be construed to permit any duplication of the benefits of a former Participant upon his re-entry into the Plan as a Participant after retirement or other termination of employment. Any such duplication of benefits is specifically prohibited.

      Section 14.03. Named Fiduciaries. The Company, the Plan Administrator and the Trustee are hereby designated as named fiduciaries with respect to the Plan. Each named fiduciary will have only such authority as to the control and management of the operation and administration of the Plan as is specifically given to it by the provisions of the Plan. No named fiduciary will be subject to the direction or control of another named fiduciary except to the extent, and in the manner, specifically provided in the Plan or in the Trust Agreement. Each named fiduciary will discharge its duties with respect to the Plan in accordance with the applicable provisions of ERISA.

      Section 14.04. Bonding. Each fiduciary of the Plan and Trust and each person who handles funds of the Plan and Trust will be bonded, except a corporate Trustee who is exempt from the ERISA bonding requirements.

      Section 14.05. Qualified Military Service. Notwithstanding any provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Code subsection 414(u).

      Section 14.06. Transfer of Benefits. An Eligible Employee may elect to transfer his benefits under a Retirement Plan to this Plan in accordance with Treasury regulation section 1.41 1(d)-4, A-3(b). If the Plan Administrator determines that the Plan will accept the benefits, it will cause the benefits to be transferred to the Plan in accordance with the Eligible Employee's election.

      Section 14.07. Transfers From Merged Plans. Upon the merger of the following -named plans (the "Merged Plans") into the Plan, the Trust shall accept all assets of the Merged Plans from the trusts of the Merged Plans:

      Bank of Illinois in Mt. Vernon 401(k) Plan (the "Bank of Illinois Plan") Community First Financial, Inc. 40 1(k) Plan (the "Community First Plan") First State Bank of Vienna 401(k) Profit Sharing Plan (the "Vienna Plan") PBI 401(k) Plan (the "PBI Plan")
      Illinois One Bancorp, Inc., 40 1(k) Profit Sharing Plan (the "Illinois One Plan").

Except as otherwise provided in Section 14.01 and this Section, the assets transferred to the Plan from the Merged Plans shall be administered in accordance with the provisions of this Plan. Notwithstanding the preceding sentence, the following benefits shall be preserved with respect to the transferred assets:

      (a) Bank of Illinois. At any time upon reaching age 59'/2, Participants may withdraw from their Accounts any amounts attributable to assets transferred from the Bank of Illinois Plan.

      (b) Community First Plan. At any time upon reaching age 59%, Participants may withdraw from their Accounts any amounts attributable to their elective deferral contributions to the Community First Plan; and at any time upon reaching age 65, or upon reaching age 55 with 6 years of service, Participants may withdraw from their Accounts any amounts attributable to the assets transferred from the Community First Plan.

      (c) PBI Plan. At any time upon reaching age 59'/2, Participants may withdraw from their Accounts any amounts attributable to assets transferred from the PBI Plan.

      (d) Illinois One Plan. At any time, Participants may withdraw from their Accounts any amounts attributable to their rollover contributions to the Illinois One Plan.

                                   ARTICLE XV

                                EGTRRA AMENDMENTS

      Section 15.01. General.

      (a) Adoption and Effective Date of Article. This Article of the Plan reflects certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001("EGTRRA"). This Article is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, the provisions of this Article shall be effective as of January 1, 2002.

      (b) Supersession of Inconsistent Provisions. The provisions of this Article shall supersede any other provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Article.

      Section 15.02. Limitations On Contributions.

      (a) Effective Date. This Section shall be effective for limitation years beginning after December 31, 2001.

      (b) Maximum Annual Addition. Except to the extent permitted under Section
15.09 of the Plan and Code section 414(v), if applicable, the Annual Addition that may be contributed or allocated to a Participant's Accounts under the Plan for any limitation year shall not exceed the lesser of:

            (1) $40,000, as adjusted for increases in the cost-of-living under Code section 415(d), or

            (2) 100 percent of the Participant's Regulatory Compensation for the limitation year.

The Regulatory Compensation limit referred to in (b) shall not apply to any contribution for medical benefits after Severance from Service (within the meaning of Code section 401(h) or Code section 419A(f)(2) which is otherwise treated as an Annual Addition.

      Section 15.03. Increase In Compensation Limit. The Compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code section 401(a)(17)(B). Annual Compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to Compensation for the determination period that begins with or within such calendar year.

      Section 15.04. Modification of Top-Heavy Rules.

      (a) Effective Date. Notwithstanding any other provisions of the Plan to the contrary, this Section shall apply for purposes of determining whether the Plan is a Top-Heavy Plan under Code section 416(g) for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Code section 416(c) for such years.

      (b) Determination of Top-Heavy Status.

            (1) Key Employee. Key Employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under Code section 416(i)(l) for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Code section 415(c)(3). The determination of who is a Key Employee will be made in accordance with Code section 416(i)(l) and the applicable regulations and other guidance of general applicability issued thereunder.

            (2) Determination of Present Values and Amounts. This Section (2) shall apply for purposes of determining the present values of accrued benefits and the amounts of Account balances of Employees as of the Determination Date.

                  (A) Distributions During Year Ending on the Determination
            Date. The present values of accrued benefits and the amounts of Account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Code
            Section 416(g)(2) during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

                  (B) Employees Not Performing Services During Year Ending on
            the Determination Date. The accrued benefits and Accounts of any individual who has not performed services for the Employer during the 1-year period ending on the Determination Date shall not be taken into account.

            (3) Minimum Benefits.

                  (A) Matching Contributions. Employer Matching Contributions
            shall be taken into account for purposes of satisfying the minimum contribution requirements of Code section 41 6(c)(2) and the Plan. The preceding sentence shall apply with respect to Matching Contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as Matching Contributions for purposes of the actual contribution percentage test and other requirements of Code section 40 1(m).

                  (B) Contributions Under Other Plans. The Employer may provide that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Code section 401(k)(12) and matching contributions with respect to which the requirements of Code section 401(m)(1 1) of the Code are met).

      Section 15.05. Direct Rollovers of Plan Distributions.

      (a) Effective Date. This Section shall apply to distributions made after December 31, 2001.

      (b) Modification of Definition of Eligible Retirement Plan. For purposes of the direct rollover provisions in Section 7.12 of the Plan, an Eligible Retirement Plan shall also mean an annuity contract described in Code section 403(b) and an eligible plan under Code section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving Spouse, or to a Spouse or former Spouse who is the alternate payee under a Qualified Domestic Relations Order.

      (c) Modification of Definition of Eligible Rollover Distribution To Exclude Hardship Distributions. For purposes of the direct rollover provisions in Section 7.12 of the Plan, any amount that is distributed on account of hardship shall not be an Eligible Rollover Distribution and the distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

      (d) Modification of Definition of Eligible Rollover Distribution to Include After-Tax Employee Contributions. For purposes of the Direct Rollover provisions in Section 7.12 of the Plan, a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax Employee contributions which are not includable in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code section 408(a) or (b), or to a qualified defined contribution plan described in Code section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion .of such distribution which is includable in gross income and the portion of such distribution which is not so includable.

      Section 15.06. Rollovers Disregarded In Involuntary Cashouts.

      (a) Applicability and Effective Date. This Section shall apply with respect to distributions made after December 31, 2001.

      (b) Rollovers Disregarded in Determining Value of Accounts for Involuntary Distributions. For purposes of Section 7.04 of the Plan, the value of a Participant's nonforfeitable Accounts shall be determined without regard to that portion of the Accounts that is attributable to Rollover Contributions (and earnings allocable thereto) within the meaning of Code sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16). If the value of the
Participant's nonforfeitable Accounts as so determined is $5,000 or less, the Plan shall immediately distribute the balance of the Participant's entire nonforfeitable Accounts.

      Section 15.07. Repeal of Multiple Use Test. The multiple use test described in Treasury Regulation section l.401(m)-2 and Section 4.05 of the Plan shall not apply for Plan Years beginning after December 31, 2001.

      Section 15.08. Elective Deferrals -- Contribution Limitation. No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer during any taxable year, in excess of the dollar limitation contained in Code section 402(g) in effect for such taxable year, except to the extent permitted under Section 15.09 of this Plan and Code section 4 14(v), if applicable.

      Section 15.09. Catch-Up Contributions. All Participants who are eligible to make Elective Deferrals under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Code section 4 14(v). Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code section 401 (k)(3), 401 (k)(I 1), 401 (k)(1 2), 410(b), or 416, as applicable, by reason of the making of such catch-up contributions.

      Section 15.10. Distribution Upon Severance of Employment.

      (a) Effective Date. This Section shall apply for distributions and severances from employment occurring after December 31, 2001.

      (b) New Distributable Event. Notwithstanding the provisions of Section
12.06 (a) of the Plan, a participant's Elective Deferrals, Qualified Nonelective Contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the Participant's severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

                                   ARTICLE XVI
                             SAFE HARBOR PROVISIONS

      Section 16.01. Safe Harbor Elective Deferrals. To the extent the Plan meets the requirements of Code section 401(k)(12) for a Plan Year, Sections 4.03(a) and (b) of the Plan shall not apply.

      Section 16.02. Safe Harbor Matching Contributions. To the extent the Plan meets the requirements of Code section 401(m)(l 1) for a Plan Year, Section 4.05 of the Plan shall not apply with respect to Matching Contributions.

      Section 16.03. Top-Heavy Requirements. The top-heavy requirements of Code section 416 and Article XIII of the Plan shall not apply in any Plan Year in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Code section 401 (k)( 12) and matching contributions with respect to which the requirements of Code section 401(m)(1l) are met.

      Section 16.04. Notice. The Plan Administrator shall provide each Participant with the notice, as required under Code section 401 (k)( 12).

                                  ARTICLE XVII
                        MINIMUM DISTRIBUTION REQUIREMENTS
                            EFFECTIVE JANUARY 1, 2002

      Section 17.01. General Rules.

      (a) Effective Date. The provisions of this Article will apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year.

      (b) Precedence. The requirements of this Article will take precedence over any inconsistent provisions of the Plan.

      (c) Requirements of Treasury Regulations Incorporated. All distributions required under this Article will be determined and made in accordance with the Treasury regulations under Code section 401(a)(9).

      (d) TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Article, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to section 242(b)(2) of TEFRA.

      Section 17.02. Time and Manner of Distribution.

      (a) Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's required beginning date.

      (b) Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

            (1) If the Participant's surviving Spouse is the Participant's sole designated Beneficiary, then, distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70-1/2, if later.

            (2) If the Participant's surviving Spouse is not the Participant's sole designated Beneficiary, then distributions to the Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

            (3) If there is no designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

            (4) If the Participant's surviving Spouse is the Participant's sole designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this Subsection
      (b), other than Paragraph (b)(l), will apply as if the surviving Spouse were the Participant.

      For purposes of this Subsection 17.02(b) and Section 17.04, unless Paragraph 17.02(b)(4) applies, distributions are considered to begin on the Participant's required beginning date. If Paragraph 17.02(b)(4) applies, distributions are considered to begin on the date distributions are required to begin to the surviving Spouse under Paragraph 17.02(b)(1). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's required beginning date (or to the Participant's surviving Spouse before the date distributions are required to begin to the surviving Spouse under Paragraph 17.02(b)(l)), the date distributions are considered to begin is the date distributions actually commence.

      (c) Forms of Distribution. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year, distributions will be made in accordance with Sections 17.03 and 17.04. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code section 401 (a)(9) and the Treasury regulations.

      Section 17.03. Required Minimum Distributions During Participant's
Lifetime.

      (a) Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

            (1) the quotient obtained by dividing the Participant's Account balance by the distribution period in the Uniform Lifetime Table set forth in section 1 .401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or

            (2) if the Participant's sole designated Beneficiary for the distribution calendar year is the Participant's Spouse, the quotient obtained by dividing the Participant's Account balance by the number in the Joint and Last Survivor Table set forth in section 1.401 (a)(9)-9 of the Treasury regulations, using the Participant's and Spouse's attained ages as of the Participant's and Spouse's birthdays in the distribution calendar year.

      (b) Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this Section 17.03 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death

      Section 17.04. Required Minimum Distributions After Participant's Death.

      (a) Death On or After Date Distributions Begin.

            (1) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated Beneficiary, determined as follows:

                  (A) The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                  (B) If the Participant's surviving Spouse is the Participant's designated sole Beneficiary, the remaining life expectancy of the surviving Spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving Spouse's age as of the Spouse's birthday in that year. For distribution calendar years after the year of the surviving Spouse's death, the remaining life expectancy of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse's birthday in the calendar year of the Spouse's death, reduced by one for each subsequent calendar year.

                  (C) If the Participant's surviving Spouse is not the
            Participant's sole designated Beneficiary, the Beneficiary's remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

            (2) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

      (b) Death Before Date Distributions Begin.

            (I) Participant Survived by Beneficiary. If the Participant dies before the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account balance by the remaining life expectancy of the Participant's designated Beneficiary, determined as provided in Subsection (a).

            (2) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

            (3) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving Spouse is the Participant's sole designated Beneficiary, and the surviving Spouse dies before distributions are required to begin to the surviving Spouse under Paragraph 17.02(b)(1), this Subsection (b) will apply as if the surviving Spouse were the Participant.

      Section 17.05. Definitions.

      (a) Designated Beneficiary. A "designated beneficiary" is an individual who is designated as the Beneficiary under section 7.07 of the Plan and is the designated beneficiary under Code section 401(a)(9) and section 1.40 l(a)(9)-1, Q&A-4, of the Treasury regulations.

      (b) Distribution Calendar Year. A "distribution calendar year" is the calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under Subsection 17.02(b). The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

      (c) Life Expectancy. "Life expectancy" is the life expectancy computed by use of the Single Life Table in section l.401(a)(9)-9 of the Treasury regulations.

      (d) Participant's Account Balance. A Participant's Account balance is the Account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The Account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

      (e) Required Beginning Date. The date specified in Section 7.06(b) of the Plan.

      Integra Bank Corporation has caused this Integra Bank Corporation Employees' 40 1(k) Plan to be signed by its duly authorized representative this 17th day of October, 2002. 2002.

                                                  INTEGRA BANK CORPORATION

                                                  By: /s/ D. Michael Kramer
                                                           Secretary

ATTEST:
/s/ Nancy G. Epperson
   SVP, Director of H.R.